Registration No. 33-12
File No. 811-4401
Rule 497(e)
NORTH TRACK FUNDS, INC.

Supplement Dated June 28, 2006
To
Statement of Additional Information Dated March 1, 2006

Additional Investment Company Sub-Advised by Geneva Capital Management Ltd.

As of June 22, 2006, Geneva Capital Management Ltd. began serving as sub-advisor to the Northern Funds Multi-Manager Mid Cap Fund. All of the portfolio managers for the North Track Geneva Growth Fund, Amy S. Croen, William A. Priebe, Michelle Picard and William Scott Priebe, will be serving as portfolio managers for the Northern Funds Multi-Manager Mid Cap Fund. These portfolio managers do not represent any other pooled investment vehicles. The Northern Funds Multi-Manager Mid Cap Fund is not charged an advisory fee based on the performance of the account.

Additional Information Regarding New Portfolio Manager for the North Track Geneva Growth Fund

As of June 2006, William Scott Priebe joined the team of investment professionals that manage the North Track Geneva Growth Fund. The members of the portfolio management team for the Fund now consist of Amy S. Croen, William A. Priebe, Michelle Picard and Scott Priebe, all of whom are associated with Geneva Capital Management Ltd., the sub-advisor for the Fund.

In addition to managing the Fund, Scott Priebe along with the other portfolio managers manage the investments of separate clients of Geneva Capital Management. None of the accounts managed by Mr. Priebe is charged an advisory fee based on the performance of the account. They are charged a fee equal to a percentage of the assets in the account.

Many, but not all, of these separate client accounts managed by Mr. Priebe and the other portfolio managers have investment strategies similar to those employed by the Fund. Therefore, Mr. Priebe may face the same possible material conflicts of interest arising from management of the investments of the Fund, on the one hand, and the investments of the other accounts, on the other hand, that the other portfolio managers may experience. Such conflicts include the portfolio managers’ allocation of sufficient time, energy and resources to managing the investments of the Fund in light of their responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Fund; the fact that the fees payable to Geneva Capital for managing the Fund may be less than the fees payable to Geneva Capital for managing other accounts, potentially motivating the portfolio managers to spend more time on managing the other accounts; the proper allocation of investment opportunities that are appropriate for the Fund and other accounts; and the proper allocation of aggregated purchase and sale orders for the Fund and other accounts.

As of June 1, 2006, Mr. Priebe owned between $50,001-100,000 of equity securities of the Geneva Growth Fund. Mr. Priebe does not own equity securities of any other North Track Fund; therefore, his aggregate dollar range of equity securities in all of the North Track Funds is $50,001-100,000.

Change in Geneva Capital Management Portfolio Manager's Compensation

The section of the Statement of Additional Information dated March 1, 2006 ("SAI") entitled "Geneva Capital Management Portfolio Manager's Compensation" found on page 39 of the SAI has been revised to state the following:

"The Geneva Growth Fund’s investment professionals are all current or prospective principals of Geneva Capital Management Ltd.  Total compensation includes fixed salary plus a bonus based on the profitability of Geneva Capital Management.  A generous 401(k) retirement plan is also offered.  Geneva Capital Management believes that its compensation plan allows for the investment professionals to focus on delivering long-term above average performance for their clients."

Amendment to North Track Fund's Portfolio Holdings Policies and Procedures

On June 23, 2006, the Board of Directors for the North Track Funds approved an amendment to North Track's Policy Regarding Disclosure of Portfolio Holdings. Based on this amendment, the section of the SAI entitled "Specific Authorized Public Disclosures" on page 42 of the SAI has been revised to state the following:

"North Track shall post on its website a complete schedule of the securities and investments owned by each Fund as of the end of each month. This posting shall be made within thirty (30) days of the end of such month. The posting shall at least identify each Fund's securities or investments and the percent of the Fund's portfolio made up by such securities or investments at the end of the month. North Track may also provide in monthly or quarterly fact sheets and other sales literature (all of which is publicly available and posted on North Track's website) information about the holdings of each Fund (including top 10 holdings lists).

North Track shall disclose the investments of each Fund as required by the Investment Company Act of 1940, as amended, and the rules and regulations adopted thereunder (the "Investment Company Act"). Currently, the Investment Company Act requires the semi-annual and annual reports to shareholders to include information about the holdings of each Fund. The Investment Company Act also requires the filing of a complete schedule of investments as of the end of each fiscal quarter on Form N-CSR (for the second and fourth quarters) or Form N-Q (for the first and third quarters). The quarterly holdings schedule shall only be made publicly available once it is filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR or N-Q. Such forms are filed within 60 days following the end of the fiscal quarter. Portfolio holdings of a Fund shall also be disclosed to the extent required by applicable law, including without limitation the Securities Act of 1933 and the Securities Exchange Act of 1934 such as in filings on Schedule 13D or 13G or Form 13F.

North Track may refer persons who seek information on portfolio holdings to the complete schedule of the securities and investments owned by each Fund (the "Holdings Schedule") available at the SEC’s website or to information that is posted on North Track’s website, or North Track may deliver a copy of the Holdings Schedule to them, but not until after the Holdings Schedule has been filed with the SEC. In all cases, prior to releasing any information regarding the portfolio holdings of a Fund, the information must either be filed with the SEC or posted on North Track's website."

Officers of North Track Funds.

The following have been appointed as officers of North Track Funds, Inc.

Name, Address & Birthdate	Position(s) Held with North Track	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of North Track Funds Overseen by Director	Other Directorships/ Trusteeships Held by Director

Brian K. Andrew 250 E. Wisconsin Avenue Suite 2000 Milwaukee, WI 53202 Birthdate: 10-31-62	President	Since 2006
President and Director, Ziegler Capital Management, LLC since 2006; President, The Exchange Traded Trust since 2006; Senior Managing Director and Chief Investment Officer of The Ziegler Companies, Inc since 2000.
				N/A	N/A

Caroline Probst 250 E. Wisconsin Avenue Suite 2000 Milwaukee, WI 53202 Birthdate: 6-27-79	Chief Financial Officer and Treasurer	Since 2006
Treasurer, the Exchange Traded Trust since June 2006; Fund Administration Specialist, Ziegler Capital Management, LLC since 2005; Compliance Officer, U.S. Bancorp Fund Services, LLC from 2004 to 2005; Fund Administrator, U.S. Bancorp Fund Services, LLC from 2001 to 2004
				N/A	N/A

Sarah E. Schott 250 E. Wisconsin Avenue Suite 2000 Milwaukee, WI 53202 Birthdate: 10-14-75	Secretary	Since 2006	Vice President and Assistant General Counsel, The Ziegler Companies, Inc since 2003; Associate, Wildman, Harrold, Allen & Dixon 2000 to 2003.	N/A	N/A

Jon Kiekhofer 250 E. Wisconsin Avenue Suite 2000 Milwaukee, WI 53202 Birthdate: 12-20-58	Chief Compliance Officer	Since 2004	Chief Compliance Officer, The Exchange Traded Trust since 2005; Client Manager, UMB Fund Services, Inc., from 1999 to 2004.	N/A	N/A